UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2005
IXYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26124 (Commission File No.)	77-0140882 (IRS Employer Identification No.)
3540 Bassett Street
Santa Clara, CA 95054
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 982-0700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.
     The following information is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On November 1, 2005, IXYS issued a press release. The text of IXYS’s press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
     The following exhibit is furnished (not filed) herewith:

Exhibit
Number	Description
99.1	Text of press release issued by IXYS Corporation, dated November 1, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IXYS CORPORATION
Date: November 1, 2005	By:	/s/ Uzi Sasson
Uzi Sasson, Vice President of Finance
and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit
No.	Description
99.1	Text of press release issued by IXYS Corporation, dated November 1, 2005.